Exhibit (21)
S&P Global Inc.
Subsidiaries of Registrant
Listed below are all the subsidiaries of S&P Global Inc. ("SPGI"), except certain inactive subsidiaries and certain other SPGI subsidiaries which are not included in the listing because considered in the aggregate they do not constitute a significant subsidiary as of the date this list was compiled.

Subsidiaries	State or Jurisdiction of Incorporation	Percentage of Voting Securities Owned
Agra CEAS Consulting Bureau Européen de Recherches S.A	Belgium	81.86
Agra Ceas Consulting Limited	United Kingdom	81.82
AMM Holding Corp.	Delaware, United States	100.00
ARC Research Limited	Guernsey	73.00
automotiveMastermind, Inc.	Delaware, United States	100.00
BBHCP CTI Holdco, LLC	Delaware, United States	100.00
BRC Ratings - S&P Global S.A. Sociedad Calificadora de Valores	Colombia	100.00
Bridge to India Energy Private Limited	India	66.64
Cappitech Regulation Ltd	Israel	100.00
Captec Systems Limited	United Kingdom	100.00
Carfax Admin LLC	Delaware, United States	100.00
Carfax Advisory Services LLC	Delaware, United States	100.00
Carfax Canada ULC	Canada	100.00
Carfax Europe GmbH	Germany	97.00
CARFAX HISTORIAL DE VEHICULOS SL	Spain	97.00
Carfax Italia S.R.L.	Italy	97.00
Carfax Nederland B.V.	Netherlands	97.00
Carfax Polska sp. z o.o.	Poland	97.00
Carfax Sverige AB	Sweden	97.00
Carfax, Inc.	Pennsylvania, United States	100.00
ChartIQ Inc.	Delaware, United States	100.00
Coalition Development Limited	United Kingdom	66.64
Coalition Development Singapore Pte. Ltd.	Singapore	66.64
Compliance Technologies International, LLC	Delaware, United States	100.00
CoreOne Technologies - DeltaOne Solutions Inc.	California, United States	100.00
Coreone Technologies (Belgium) BVBA	Belgium	100.00
CoreOne Technologies Holdings LLC	Delaware, United States	100.00
Coreone Technologies LLC	Delaware, United States	100.00
CoreOne Technologies-Deltaone Solutions Limited	United Kingdom	100.00
Crane Information Services (Beijing) Co., Ltd.	China	100.00
Crisil Canada Inc.	Canada	66.64
CRISIL ESG Ratings & Analytics Limited	India	66.64
Crisil Irevna Argentina S.A.	Argentina	66.64
CRISIL Irevna Australia Pty Ltd	Australia	66.64
CRISIL Irevna Information Technology (Hangzhou) Company Ltd.	China	66.64

CRISIL Irevna Information Technology Colombia S.A.S.	Colombia	66.64
CRISIL Irevna Poland Sp z o.o.	Poland	66.64
CRISIL Irevna UK Limited	United Kingdom	66.64
CRISIL Irevna US LLC	Delaware, United States	66.64
CRISIL Limited	India	66.64
Crisil PriceMetrix Co.	Canada	66.64
CRISIL Ratings Limited	India	66.64
CSM Asia LLC	Delaware, United States	100.00
CSM Worldwide Korea Yuhan Hoesa	Korea, Republic of	100.00
Data Logic Services Corp.	Texas, United States	100.00
DJI OpCo, LLC	Delaware, United States	73.00
Falk Marques Group LLC	Massachusetts, United States	100.00
Foliometrics Limited	United Kingdom	100.00
Global Mapping Strategies, Inc.	Michigan, United States	100.00
Grafton Bidco Limited	United Kingdom	100.00
Grafton Midco Limited	United Kingdom	100.00
Grafton PIKco Limited	United Kingdom	100.00
Grafton Topco Limited	United Kingdom	100.00
Green Power Conferences Limited	United Kingdom	100.00
Greenwich Associates Japan K.K.	Japan	66.64
Greenwich Associates Singapore Pte. Ltd.	Singapore	66.64
Greenwich Associates UK Limited	United Kingdom	66.64
Grupo SPGI Mexico, S. de R.L. de C.V.	Mexico	100.00
Grupo Standard & Poor's S. de R.L. de C.V.	Mexico	100.00
Hemscott Americas, Inc.	Delaware, United States	100.00
Hemscott Limited	United Kingdom	100.00
Highworth Research Limited	United Kingdom	100.00
IHS (Beijing) Trading Company Limited	China	100.00
IHS Australia Pty. Limited	Australia	100.00
IHS EMEA Holding SRL	Barbados	100.00
IHS Global (Malaysia) Sdn. Bhd.	Malaysia	100.00
IHS Global (Thailand) Limited	Thailand	100.00
IHS Global ApS	Denmark	100.00
IHS Global AS	Norway	100.00
IHS Global B.V.	Netherlands	100.00
IHS Global Colombia S.A.S.	Colombia	100.00
IHS Global FZ-LLC	United Arab Emirates	100.00
IHS Global GmbH	Germany	100.00
IHS Global Holding LLC	Delaware, United States	100.00
IHS Global Inc.	Delaware, United States	100.00
IHS Global Investments Limited	United Kingdom	100.00
IHS Global Investments LLC	Delaware, United States	100.00
IHS Global Limited	United Kingdom	100.00
IHS Global Limited LLC	Qatar	100.00
IHS Global Private Limited	India	100.00
IHS Global Pte. Ltd.	Singapore	100.00
IHS Global SAS	France	100.00
IHS Global sp. z o.o.	Poland	100.00

IHS Global Taiwan Ltd.	Taiwan (Province of China)	100.00
IHS Group Holdings Limited	United Kingdom	100.00
IHS Herold Inc.	Connecticut, United States	100.00
IHS Holding Inc.	Delaware, United States	100.00
IHS Hong Kong Limited	Hong Kong	100.00
IHS Inc.	Delaware, United States	100.00
IHS Informacoes E Insight LTDA	Brazil	100.00
IHS Information & Insight (Proprietary) Limited	South Africa	100.00
IHS International Holdings Limited	United Kingdom	100.00
IHS Markit Agribusiness US LLC	Delaware, United States	100.00
IHS Markit Asia Pte. Ltd.	Singapore	100.00
IHS Markit Canada ULC	Canada	100.00
IHS Markit Equity Investments Limited	United Kingdom	100.00
IHS Markit Global Holding Inc.	Delaware, United States	100.00
IHS Markit Global Investments Limited	United Kingdom	100.00
IHS Markit Global Limited	United Kingdom	100.00
IHS Markit Global LLC	Delaware, United States	100.00
IHS Markit Global Sàrl	Switzerland	100.00
IHS Markit Global SRL	Barbados	100.00
IHS Markit Group (Australia) Pty Limited	Australia	100.00
IHS Markit Group (Hong Kong) Limited	Hong Kong	100.00
IHS Markit Group Equity Limited	United Kingdom	100.00
IHS Markit Group Holdings	United Kingdom	100.00
IHS Markit Healthcare Trustee Limited	United Kingdom	100.00
IHS Markit Holdings 2 Limited	United Kingdom	100.00
IHS Markit Holdings Limited	United Kingdom	100.00
IHS Markit Investments Limited	United Kingdom	100.00
IHS Markit Japan GK	Japan	100.00
IHS Markit Kazakhstan Limited Liability Partnership	Kazakhstan	100.00
IHS Markit Korea Ltd.	Korea, Republic of	100.00
IHS Markit KY3P LLC	Delaware, United States	96.00
IHS Markit KYC Services Limited	United Kingdom	100.00
IHS Markit Lending 1	United Kingdom	100.00
IHS Markit Lending 2 Limited	United Kingdom	100.00
IHS Markit Ltd.	Bermuda	100.00
IHS Markit North America Holdings Inc.	Delaware, United States	100.00
IHS Markit UK Investments Limited	United Kingdom	100.00
IHS Markit UK Services Limited	United Kingdom	100.00
IHS Markit US Holdings Ltd.	Bermuda	100.00
IHSM EMEA Investment Ltd.	United Kingdom	100.00
IHSM Funding Singapore Ltd	United Kingdom	100.00
IHSM Global Holdings Ltd.	United Kingdom	100.00
IHSM Holdings Germany Ltd	United Kingdom	100.00
IHSM Holdings UK Ltd	United Kingdom	100.00
iLevel Solutions LLC	Delaware, United States	100.00
Information Handling Services (Malaysia) Sdn Bhd	Malaysia	95.00
Information Handling Services Mexico, SA de CV	Mexico	100.00
Information Mosaic Limited	Ireland	100.00

Ipreo (Proprietary) Limited	South Africa	100.00
Ipreo Data Inc.	Delaware, United States	100.00
Ipreo Holdings LLC	Delaware, United States	100.00
Ipreo Hong Kong Limited	Hong Kong	100.00
Ipreo InSite, Inc.	Delaware, United States	100.00
Ipreo Limited	United Kingdom	100.00
Ipreo LLC	Delaware, United States	100.00
Ipreo UK Holdings Ltd	United Kingdom	100.00
Ipreo US LLC	Delaware, United States	100.00
Iredell Holdco 1 LLC	Delaware, United States	100.00
JOC Group Inc.	Delaware, United States	100.00
Kensho Technologies, LLC	Delaware, United States	100.00
Macroeconomic Advisers, LLC	Missouri, United States	100.00
Macroeconomic Consultants, Inc.	Missouri, United States	100.00
Market Scan Information Systems, Inc.	California, United States	100.00
Markit CTI Holdings LLC	Delaware, United States	100.00
Markit India Services Private Limited	India	100.00
Markit N.V.	Netherlands	100.00
Markit North America, Inc.	Delaware, United States	100.00
Markit Securities Finance Analytics Inc.	Delaware, United States	100.00
Markit Securities Finance Analytics Limited	United Kingdom	100.00
Markit Valuation Services Limited	United Kingdom	100.00
Markit WSO Corporation	Texas, United States	100.00
MarkitOne Holdings LLC	Delaware, United States	100.00
ORBCOMM AIS LLC	Delaware, United States	100.00
Panjiva, Inc.	Delaware, United States	100.00
Petroleum Industry Research Associates, Inc.	New York, United States	100.00
Platts (U.K.) Limited	United Kingdom	100.00
Platts Benchmarks B.V.	Netherlands	100.00
Platts Information Consulting (Shanghai) Co., Ltd.	China	100.00
Polk Carfax, Inc.	Michigan, United States	100.00
Premier Data Services, Inc.	Delaware, United States	100.00
Private Market Connect LLC	Delaware, United States	100.00
Project Skipper Debtco Limited	Jersey	100.00
Project Skipper Holdco Limited	Jersey	100.00
Project Skipper Topco Limited	Jersey	100.00
Project Skipper UK Bidco Limited	Jersey	100.00
Project Skipper UK Finco Limited	Jersey	100.00
Project Skipper US Bidco LLC	Delaware, United States	100.00
Project Skipper US Holdco LLC	Delaware, United States	100.00
ProntoNLP, Inc.	Delaware, United States	100.00
ProntoNLP Ltd.	Israel	100.00
PT IHS Markit Indonesia	Indonesia	100.00
Purvin & Gertz LLC	Texas, United States	100.00
R L Polk Malaysia Sdn. Bhd.	Malaysia	100.00
R. L. Polk & Co.	Delaware, United States	100.00
R. L. Polk Holding LLC	Delaware, United States	100.00
R. L. Polk Mobility LLC	Delaware, United States	100.00

R. L. Polk Private Limited	India	100.00
R. L . Polk Trading (Shanghai) Co., Ltd.	China	100.00
R. L. Polk, S. de R.L. de C.V.	Mexico	100.00
R.L. Polk Australia Pty Ltd	Australia	100.00
R.L. Polk France	France	100.0
R.L. Polk Limited	United Kingdom	100.00
R.L. Polk sp. z o.o.	Poland	100.00
R.L. Polk U.K. Limited	United Kingdom	100.00
Realfin Ltd	United Kingdom	100.00
Rushmore Associates Limited	United Kingdom	100.00
S & P India LLC	Delaware, United States	100.00
S&P Argentina LLC	Delaware, United States	100.00
S&P Capital IQ (India) Private Limited	India	100.00
S&P DJI Beijing Holdings LLC	Delaware, United States	73.00
S&P DJI Netherlands B.V.	Netherlands	73.00
S&P Dow Jones Indices GmbH	Germany	73.00
S&P Dow Jones Indices Limited	United Kingdom	73.00
S&P Dow Jones Indices LLC	Delaware, United States	73.00
S&P Global Alpha GmbH	Germany	100.00
S&P Global Asia Pacific LLC	Delaware, United States	100.00
S&P Global Asian Holdings Pte. Ltd.	Singapore	100.00
S&P Global Australia Pty Ltd	Australia	100.00
S&P Global Austria GmbH	Austria	100.00
S&P Global Belgium SRL	Belgium	100.00
S&P Global Beta Limited	United Kingdom	100.00
S&P Global Canada Corp.	Canada	100.00
S&P Global Capital Limited	United Kingdom	100.00
S&P Global Chi Limited	United Kingdom	100.00
S&P Global Commodities UK Limited	United Kingdom	100.00
S&P Global Commodity Insights Nigeria Limited	Nigeria	100.00
S&P Global Company Limited	Saudi Arabia	100.00
S&P Global Delta Limited	United Kingdom	100.00
S&P Global Enterprises Limited	United Kingdom	100.00
S&P Global Enterprises LLC	Delaware, United States	100.00
S&P Global Epsilon Limited	United Kingdom	100.00
S&P Global Equities Malta Limited	Malta	100.00
S&P Global Equities SRL	Barbados	100.00
S&P Global Equities UK Limited	United Kingdom	100.00
S&P Global Eta LLC	Delaware, United States	100.00
S&P Global Europe SRL	Barbados	100.00
S&P Global European Holdings LLC	Delaware, United States	100.00
S&P Global European Holdings Luxembourg S.à r.l.	Luxembourg	100.00
S&P Global Evaluations Limited	United Kingdom	100.00
S&P Global Everest Limited	United Kingdom	100.00
S&P Global Finance Holding Limited Partnership	United Kingdom	100.00
S&P Global Finance Inc.	Delaware, United States	100.00
S&P Global Finance Luxembourg S.à r.l.	Luxembourg	100.00
S&P Global Finance Malta Limited	Malta	100.00

S&P Global Financial Limited	United Kingdom	100.00
S&P Global France SAS	France	100.00
S&P Global Funding LLC	Delaware, United States	100.00
S&P Global Funding Malta Limited	Malta	100.00
S&P Global Gamma Limited	United Kingdom	100.00
S&P Global Germany GmbH	Germany	100.00
S&P Global Holdings Europe Limited	United Kingdom	100.00
S&P Global Holdings LLC	Delaware, United States	100.00
S&P Global Holdings Luxembourg S.à r.l.	Luxembourg	100.00
S&P Global Holdings UK Limited	United Kingdom	100.00
S&P Global Index Information Services (Beijing) Co., Ltd	China	73.00
S&P Global Indices Netherlands B.V.	Netherlands	73.00
S&P Global Indices UK Limited	United Kingdom	73.00
S&P Global Informacoes do Brasil Ltda.	Brazil	100.00
S&P Global International Holdings Limited	United Kingdom	100.00
S&P Global International LLC	Delaware, United States	100.00
S&P Global Investments GmbH	Germany	100.00
S&P Global Investments Holdings Inc.	Delaware, United States	100.00
S&P Global Investments Malta Limited	Malta	100.00
S&P Global Investments SRL	Barbados	100.00
S&P Global Investments UK	United Kingdom	100.00
S&P Global Iota LLC	Delaware, United States	100.00
S&P Global Irish Holdings Limited	United Kingdom	100.00
S&P Global Italy S.r.l	Italy	100.00
S&P Global Japan GK	Japan	100.00
S&P Global Kappa LLC	Delaware, United States	100.00
S&P Global Korea Inc.	Korea, Republic of	100.00
S&P Global Lambda Limited	United Kingdom	100.00
S&P Global Limited	United Kingdom	100.00
S&P Global Limited Partnership	United Kingdom	100.00
S&P Global Market Intelligence (DIFC) Limited	United Arab Emirates	100.00
S&P Global Market Intelligence Argentina SRL	Argentina	100.00
S&P Global Market Intelligence Inc.	Delaware, United States	100.00
S&P Global Market Intelligence Information Management Consulting (Beijing) Co., Ltd.	China	100.00
S&P Global Market Intelligence LLC	Delaware, United States	100.00
S&P Global MI Information Services (Beijing) Co., Ltd.	China	100.00
S&P Global Mobility Holding Company	Delaware, United States	100.00
S&P Global Netherlands B.V.	Netherlands	100.00
S&P Global Omega Limited	United Kingdom	100.00
S&P Global Omicron Limited	United Kingdom	100.00
S&P Global Pakistan (Private) Limited	Pakistan	100.00
S&P Global Phi Limited	United Kingdom	100.00
S&P Global Philippines Inc.	Philippines	100.00
S&P Global Pi Limited	United Kingdom	100.00
S&P Global Ratings Argentina S.r.l., Agente de Calificacion de Riesgo	Argentina	100.00
S&P Global Ratings Australia Pty Ltd	Australia	100.00
S&P Global Ratings Europe Limited	Ireland	100.00

S&P Global Ratings Hong Kong Limited	Hong Kong	100.00
S&P Global Ratings Japan Inc.	Japan	100.00
S&P Global Ratings Maalot Ltd.	Israel	100.00
S&P Global Ratings Management Service (Shanghai) Co., Ltd.	China	100.00
S&P Global Ratings Singapore Pte. Ltd.	Singapore	100.00
S&P Global Ratings UK Limited	United Kingdom	100.00
S&P Global Ratings, S.A. de C.V.	Mexico	100.00
S&P Global Regional Headquarters Company	Saudi Arabia	100.00
S&P Global Rho	United Kingdom	100.00
S&P Global Romania S.R.L.	Romania	100.00
S&P Global SF Japan Inc.	Japan	100.00
S&P Global Shades of Green AS	Norway	100.00
S&P Global Sigma Limited	United Kingdom	100.00
S&P Global Sweden AB	Sweden	100.00
S&P Global Switzerland SA	Switzerland	100.00
S&P Global Tau Limited	United Kingdom	100.00
S&P Global Technology Resources (India) LLP	India	100.00
S&P Global UK Holdings LLC	Delaware, United States	100.00
S&P Global UK Limited	United Kingdom	100.00
S&P Global Upsilon Limited	United Kingdom	100.00
S&P Global Valuations Limited	United Kingdom	100.00
S&P Global Ventures Inc.	Delaware, United States	100.00
S&P Global Zeta Limited	United Kingdom	100.00
S&P OpCo, LLC	Delaware, United States	73.00
S&P Ratings (China) Co., Ltd.	China	100.00
S&P Trucost Limited	United Kingdom	100.00
SNL Financial Australia Pty Ltd	Australia	100.00
SNL Financial ULC	Canada	100.00
SP Global Financial Iberia, S.L., Unipersonal	Spain	100.00
SP Global Turkey Pazar Geliştirme Dijital Ürün ve Teknoloji Limited Şirketi	Turkey	100.00
SPDJ Singapore Pte. Ltd.	Singapore	73.00
SPDJI Holdings, LLC	Delaware, United States	100.00
Standard & Poor's Financial Services LLC	Delaware, United States	100.00
Standard & Poor's International Services LLC	Delaware, United States	100.00
Standard & Poor's International, LLC	Delaware, United States	100.00
Standard & Poor's Ratings do Brasil Ltda	Brazil	100.00
Standard & Poor's South Asia Services Private Limited	India	100.00
Standard & Poor's, LLC	Delaware, United States	100.00
Sutton Place Strategies LLC	New York, United States	100.00
Taiwan Ratings Corporation	Taiwan (Province of China)	51.00
TeraHelix Ltd	United Kingdom	100.00
The Climate Service, Inc.	Delaware, United States	100.00
The Deal, L.L.C.	Delaware, United States	100.00
The Transaction Auditing Group, Inc.	Nevada, United States	100.00
Thinkfolio (Pty) Ltd	South Africa	100.00
Thinkfolio Ltd	United Kingdom	100.00
Tradenet Commercial Networking Limited	United Kingdom	100.00

TruSight Solutions LLC	Delaware, United States	96.00
Visible Alpha Limited	United Kingdom	100.00
Visible Alpha Solutions India Private Limited	India	100.00
Visible Alpha, LLC	Delaware, United States	100.00
With Intelligence Bulgaria Ltd.	Bulgaria	100.00
With Intelligence HK Limited	Hong Kong	100.00
With Intelligence Holdings Limited	United Kingdom	100.00
With Intelligence Holdings, LLC	Delaware, United States	100.00
With Intelligence Limited	United Kingdom	100.00
With Intelligence LLC	Delaware, United States	100.00
With Intelligence Pte. Ltd.	Singapore	100.00